Income taxes	12 Months Ended
Dec. 31, 2025
Income taxes
Income taxes

Note 11. Income taxes

The following income taxes are recognized in profit from continuing operations:

Income taxes	Years Ended December 31,
in €‘000	2025	2024	2023
Current tax expense:
Current year	12,734	12,277	9,251
Changes in estimates related to prior years	(413)	(547)	(1,245)
Deferred tax expense:
Origination and reversal of temporary differences	2,938	(9,924)	1,545
Tax step-up write-down	5,100	2,200	3,000
Recognition of previously unrecognized deferred tax assets	(1,919)	(15,066)	—
Income tax expense (benefit) reported in profit from continuing operations	18,440	(11,060)	12,551

International Tax Reform—Pillar Two Model Rules

The Organization for Economic Co-operation and Development (“OECD”) introduced the Global Anti-Base Erosion Model Rules (“Pillar Two”), which establish a global minimum corporate income tax rate of 15% for multinational enterprise groups with consolidated annual revenues above €750 million. Most of the jurisdictions in which the Company operates have enacted or are in the process of implementing legislation consistent with the Pillar Two framework. The Company is within the scope of these rules beginning in fiscal year 2025.

For the fiscal year ended 2025, the Company has performed an assessment of its potential exposure to Pillar Two top-up taxes. Based on this assessment, the Company qualifies for the transitional safe harbor provisions in the majority of jurisdictions in which it operates and therefore is not subject to Pillar Two top-up taxes in those jurisdictions. In the limited number of jurisdictions where the transitional safe harbor provisions do not apply, the Company has evaluated the potential application of the Pillar Two rules and does not currently expect a material impact on its consolidated financial statements.

Consistent with the applicable accounting guidance, the Company applies the exception to recognizing and disclosing deferred tax assets and liabilities related to Pillar Two income taxes. The Company will continue to monitor legislative developments, including additional administrative guidance issued by the OECD and local jurisdictions, and will assess the potential impact of Pillar Two on its effective tax rate, cash taxes and financial position in future periods.

Income tax regulations for Switzerland:

The effective tax rate for Sportradar increased from 9.0% to 14.5% as of January 1, 2020. Because of this, entities including Sportradar AG, the Company’s primary operating company, which previously benefited from the 9% rate due to their international activities, are deemed to dispose and reacquire their overseas operations free of tax. The uplift in value of these operations is then deductible for tax purposes over the next ten years (Tax-step up). Within Sportradar AG this tax-free step-up amount totals €1,948.0 million. This represents a deductible temporary difference as this is a tax basis for an asset which has no carrying value on the Company balance sheet. In 2023, 2024, and 2025 write-downs on the previously recognized deferred tax asset were recognized in the amount of €3.0 million, €2.2 million, and €5.1 million, respectively, given the expectation on the usage of the expected tax benefits in Switzerland were reduced. As of December 31, 2025 there is no deferred tax asset recorded in relation to the Tax-step up.

The reconciliation of the changes in the net deferred tax asset (liability) recognized in the consolidated statements of financial position:

in €‘000	2025	2024
Net deferred tax asset (liability) as of January 1,	17,333	(4,932)
Additions from business combinations	—	—
Recognized in other comprehensive income	187	26
Recognized in profit from continuing operations	(6,119)	22,789
Foreign currency translation adjustment	1,200	(550)
Net deferred tax asset as of December 31,	12,601	17,333

The changes during the year ended December 31, 2025 are primarily attributable to temporary differences on unrealized foreign exchange rate gains on license payables. The changes during the year ended December 31, 2024 are primarily attributable to recognition of deferred tax assets on unused tax losses in Sportradar Group AG and temporary differences on unrealized foreign exchange rate losses on license payables.

The deferred tax assets and (liabilities) relate to the following items:

	December 31,
	2025		2024
	Consolidated		Consolidated
	statement of	Consolidated	statement of	Consolidated
	financial	statement of	financial	statement of
in €‘000	position	profit or loss	position	profit or loss
Other assets and prepayments	10,174	777	9,397	(1,604)
Intangible assets	(27,461)	(8,754)	(19,907)	11,903
Trade and other payables	452	(780)	1,232	(7,804)
Tax loss carry-forward	18,139	1,885	16,254	11,411
Tax step-up (write-down)	—	(5,100)	5,100	(2,200)
Other assets non-current	(1,641)	139	(1,781)	(1,240)
Other	12,938	5,713	7,038	12,323
Deferred tax income (expense)		(6,120)		22,789
Net deferred tax asset	12,601		17,333
Reflected in the consolidated statements of financial position as follows:
Deferred tax assets	28,749		36,376
Deferred tax liabilities	(16,148)		(19,043)
Deferred tax asset, net	12,601		17,333

The applicable tax rate for the tax expense reconciliation below is taken from the income tax rate for the holding entity Sportradar Group AG at 14.3% for each of the years ended December 31, 2025, 2024 and 2023, respectively. The differences between the income tax expense calculated by the applicable tax rate and the effective income tax are as follows:

	Years Ended December 31,
in €‘000	2025	2024	2023
Net income before tax	118,764	22,552	47,196
Applicable tax rate	14.3%	14.3%	14.3%
Tax expense applying the Company tax rate	(16,971)	(3,223)	(6,744)
Effect of tax losses and tax offsets not recognized as deferred tax assets	5,707	2,725	(2,276)
Effect on recognition of deferred tax assets, on previous unused tax losses and tax offsets	1,919	15,066	—
Changes in estimates related to prior years	413	547	1,245
Effect of non-deductible expenses	(520)	(779)	(1,337)
Effect of difference to the Company tax rate	(3,847)	(1,752)	517
Other effects	(41)	676	(956)
Tax step-up write-down	(5,100)	(2,200)	(3,000)
Income tax (expense) benefit	(18,440)	11,060	(12,551)
Effective tax rate	15.5%	(49.0)%	26.6%

For the year ended December 31, 2025, the effect of tax losses relates mainly to gains in Atrium Sports, Inc. (“Atrium”) not recognized as deferred tax assets, as the entity for the first time had positive taxable results.

For the years ended December 31, 2024 and 2023, the effect of tax losses relates mainly to losses at Atrium not recognized as deferred tax assets, which is partially offset gains in other entities. The significant positive effect on recognition of deferred tax assets, on previous unused tax losses and tax offsets are mainly coming from Sportradar Group AG.

For the year ended December 31, 2023, the changes in estimates related to prior years mainly relate to an expected tax refund which is connected to the prior tax litigation in Norway.

The periods in which the tax loss carryforwards that are not recognized as deferred tax assets may be used are as follows:

Periods in which tax loss carry-forwards not recognized as deferred tax assets may be used	As of December 31,
in €‘000	2025	2024
Unlimited	124,969	90,257
will expire within 5 years	2,140,389	2,350,223
will expire thereafter	39,284	40,428
Tax loss carry-forward	2,304,642	2,480,908

The majority of the non-recognized tax loss-carry forwards relates to Sportradar Group AG, Atrium, and Sportradar Americas Inc, where part of the accumulated tax losses are not expected to be recoverable. The €2.1 billion tax losses not recognized as deferred tax assets in the year ended December 31, 2021 (revalued as €2.1 billion for the year ended December 31, 2025) relate to Sportradar Group AG and the partially written off investment in Sportradar Holding AG and Slam InvestCo S.à r.l. in statutory accounts as a result of a decline in the Company’s share price compared to the Company’s share price on the date of the Company’s initial public offering.